SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 9, 2002

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release dated October 9, 2002

Item 9. Regulation FD Disclosure.

     On October 9, 2002, AdvancePCS issued a press release announcing it has signed a definitive agreement to acquire privately-held Accordant Health Services, a premier disease management company that focuses on helping patients with complex, chronic and progressive diseases. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: October 9, 2002	By: Name: Title:	/s/ David D. Halbert David D. Halbert Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated October 9, 2002.